UNITED  STATES
                       SECURITIES  AND  EXCHANGE  COMMISSION
                             Washington,  D.C.  20549

                                  SCHEDULE  14C
                                 (RULE  14C-101)

                  INFORMATION  REQUIRED  IN  INFORMATION  STATEMENT

                            SCHEDULE  14C  INFORMATION

             INFORMATION  STATEMENT  PURSUANT  TO  SECTION  14(C)  OF  THE
               SECURITIES  EXCHANGE  ACT  OF  1934  (AMENDMENT  NO.  __  )

Check  the  appropriate  box:

     [_]  Preliminary  Information  Statement
     [_] Confidential, for Use of the Commission Only [as permitted by Rule 14c-5(d)(2)]
     [X]  Definitive  Information  Statement


                          SK  Technologies  Corporation
                  --------------------------------------------
                  (Name  of  Registrant  As  Specified  in  Charter)


Payment  of  Filing  Fee  (Check  the  appropriate  box):

[X]  No  Fee  required.

[_]  Fee  computed  on  table  below  per  Exchange Act Rules 14c-5(g) and 0-11.

     (1)  Title  of  each  class  of  securities  to  which transaction applies:
     (2)  Aggregate  number  of  securities  to  which  transaction  applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     (4)  Proposed  maximum  aggregate  value  of  transaction:
     (5)  Total  fee  paid:

[_]  Fee  paid  previously  with  preliminary  materials

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0- 11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount  Previously  Paid:
     (2)  Form,  Schedule  or  Registration  Statement  No.:
     (3)  Filing  Party:
     (4)  Date  Filed:

                           SK  Technologies  Corporation
                              625  N.  Flagler  Drive
                                    Suite  605
                            West  Palm  Beach,  FL  33401

--------------------------------------------------------------------------------


RE:  Notice  of  Action  by  Written  Consent  of Stockholders to Change Name of
Corporation  to  Cirilium  Holdings,  Inc.

Dear  Stockholder:

     We are notifying our stockholders of record as of close of business on June 10, 2004, that the holders of a majority of the voting power of SK Technologies Corporation, a Delaware corporation (the "Company"), have approved the following actions by written consent in lieu of a special meeting:

     1. A change of the Company's name to Cirilium Holdings, Inc., to be effective as of the filing of an amendment to the Company's Amended Certificate of Incorporation with the Delaware Secretary of State, attached hereto as Exhibit A.

WE  ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

     An information statement containing a detailed description of the matters adopted by written consent in lieu of a special meeting of stockholders accompanies this notice. You are urged to read the information statement in its entirety for a description of the action taken by written consent of the holders of a majority of the voting power of the Company on June 10, 2004.

     The Company is first mailing this information statement to stockholders on or about June 24, 2004.





By  Order  of  the  Board  of  Directors

/s/  Gerald  C.  Parker
--------------------------
Gerald  C.  Parker,  Chairman

June  24,  2004

                           SK  Technologies  Corporation
                              625  N.  Flagler  Drive
                                    Suite  605
                            West  Palm  Beach,  FL  33401

--------------------------------------------------------------------------------


                              INFORMATION  STATEMENT
          PURSUANT  TO  SECTION  14  OF  THE  SECURITIES  EXCHANGE  ACT  OF 1934
                 AND  REGULATION  14C  AND  SCHEDULE  14C  THEREUNDER

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

     This Information Statement is being furnished to the stockholders of SK Technologies Corporation, a Delaware corporation (the "Company"), in connection with the adoption of the Action outlined above by the holders of a majority of the Company's issued and outstanding shares of common stock, par value $0.001 per share ("Common Stock"). The Company's Board of Directors, on June 9, 2004, approved such Action and recommended that the Action be ratified and approved by our stockholders. The majority shareholders of the Company consented in writing to the actions described above on June 10, 2004, and such approval and consent is sufficient under Delaware General Corporate Law and our by-laws to approve this action. Accordingly, the above actions will not be submitted to our other stockholders for a vote and this information statement is being furnished to our stockholders to inform them of the actions in accordance with the provisions of Section 228 of the Delaware General Corporation Law.

Executive  Offices

     Our principal executive offices have been relocated to 625 N. Flagler Drive, Suite 605, West Palm Beach, FL 33401. Our telephone number is (561) 832-5696.

                      OUTSTANDING  SHARES  AND  VOTING  RIGHTS

     We are first sending this Information Statement to our stockholders on or about June 24, 2004. The record date established by us for purposes of determining (i) our stockholders entitled to vote for or against the adoption of the Actions, (ii) the number of outstanding shares of our Common Stock, and
(iii) our stockholders entitled to receive this Information Statement, is June 10, 2004 (the "Record Date").

     As of the Record Date, there are 30,788,483 shares of the Company's Common Stock and zero shares of the Company's Preferred Stock issued and outstanding. Each share of Common Stock entitles the holder thereof to one (1) vote on all matters submitted to stockholders.

                PRINCIPAL  SHAREHOLDERS;  MANAGEMENT  SHARE  HOLDINGS

     On May 28, 2004, SK Technologies Corporation (the "Company"), a Delaware corporation, Cirilium Holdings, Inc. ("Cirilium Holdings"), a Delaware corporation, and the individual holders of the outstanding capital stock of Cirilium Holdings (the "Holders") consummated a reverse acquisition (the "Reorganization") pursuant to a certain Share Exchange Agreement ("Agreement") of such date. Pursuant to the Agreement, Cirilium Holdings and the Holders tendered to the Company all issued and outstanding shares of common stock of Cirilium Holdings in exchange for 25,591,801 shares of common stock of the Company. The Reorganization is being accounted for as a reverse acquisition.
Total issued and outstanding common stock after effecting the Agreement is 30,788,483.

     The Board of Directors of the Company (the "Board") appointed Gerald C. Parker, Robert W. Pearce, and Donald E. Lees to serve as members of the Board of Directors of the Company until the next meeting of the shareholders in which directors are elected. Subsequently, F. Peter Brewer tendered his resignation in accordance with the terms of the Agreement and Gerald C. Parker was elected Chairman of the Board.

     Beneficial Ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. The following table sets forth Common Stock ownership information as of the Record Date with respect to (i) each person known to us to be the beneficial owner of more than 5% of our issued and outstanding Common Stock; (ii) each of our directors and executive officers; and
(iii) all of our directors and executive officers as a group. Unless otherwise indicated, the business address of each person listed is 625 N. Flagler Drive, Suite 605, West Palm Beach, FL 33401.

Name and Address of               Title of    Amount and Nature of    Percent of
Beneficial  Owner                   Class      Beneficial  Owner         Class
------------------------------------------------------------------------------

Gerald  C.  Parker                   Common              0(2)             0%(2)

Donald  E.  Lees                     Common        500,000              1.6%

Robert  W.  Pearce                   Common              0                0%
-------------------------------------------

All  Executive  Officers  and        Common              0              1.6%
Directors  as  a  Group
(Three  (3)  persons)

Heritage  Communications  Corp.      Common      2,700,000              8.8%

Royal  Palm  Capital  Group, Inc.    Common     12,000,000             39.0%(2)

St.  James  Investment  Group, Inc.  Common      2,000,000              6.5%(2)
--------------------------------------------

(1)  The address for each of the above is c/o SK Technologies  Corporation,  625
     N.  Flagler  Drive,  Suite  605,  West  Palm  Beach,  FL  33401.

(2) Gerald C. Parker owns 54.75% of St. James Investment Group, Inc. and 51% of Royal Palm Capital Group, Inc. He may be deemed a "control person" of either St. James, Royal Palm or both. In the event Mr. Parker is deemed a control person in either of these entities, he may be deemed to beneficially own or control the shares of the Company owned by that entity.


                                 PROPOSAL  NO.  1
                           CHANGE  OF  CORPORATE  NAME

     On June 9, 2004, our Board of Directors voted to ratify, approve and accept an amendment to the Company's Amended Certificate of Incorporation to change the Company's name of the from SK Technologies Corporation to Cirilium Holdings, Inc., which will become effective upon the filing of the amendment with the Delaware Secretary of State at the earliest possible date after the mailing of this Information Statement. The majority shareholders of the Company have consented in writing to this action.

     Management of the Company believes that the new name, "Cirilium Holdings, Inc." will promote public recognition and more accurately reflect the Company's new business. The amendment to the Company's Amended Certificate of

Incorporation is attached hereto as Exhibit A and will be filed with the Secretary of State of the State of Delaware at the earliest possible date after the mailing of this Information Statement.

     Approval and adoption of an amendment to the Company's Amended Certificate of Incorporation changing the Company's name will have no immediate effect on the shareholders of the Company. No substitution of stock certificates will be required on the part of the existing stockholders of the Company at such time. A name change will also result in a change of our trading symbol which will be designated by the National Association of Securities Dealers ("NASD") at the appropriate time. Additionally, a new CUSIP number will be issued by the CUSIP Service Bureau after such change.

                                APPRAISAL  RIGHTS

     Neither Delaware law, nor the Company's Certificate of Incorporation or By-laws, require the Company to provide its stockholders with appraisal rights in any matter to which this Information Statement relates and stockholders are accordingly not provided with such right. Stockholders of the Company have no right to dissent from the actions to be taken pursuant to the Written Consent of the Majority Stockholders of the Company.

                              STOCKHOLDER  PROPOSALS

     The Board has not yet determined the date on which the next annual meeting of stockholders of the Company will be held. Any proposal by a stockholder intended to be presented at the Company's next annual meeting of stockholders must be received at the offices of the Company a reasonable amount of time prior to the date on which the information or proxy statement for that meeting are mailed to stockholders in order to be included in the Company's information or proxy statement relating to that meeting.

                             ADDITIONAL  INFORMATION

     Additional information concerning the Company, may be obtained by written request addressed to SK Technologies Corporation, 625 N. Flagler Drive, Suite 605, West Palm Beach, Florida 33401.

By  order  of  the  Board  of  Directors  of:




                            SK  Technologies  Corporation

                            /s/Gerald  C.  Parker
                            -------------------------------------------
                            Gerald  C.  Parker,  Chairman
                            June  24,  2004

EXHIBIT  A




                            CERTIFICATE  OF  AMENDMENT
                                       OF
                          CERTIFICATE  OF  INCORPORATION
                                       OF
                           SK  TECHNOLOGIES  CORPORATION

     SK Technologies Corporation (hereinafter referred to as the "Company"), a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify:

          First: That, pursuant to authority conferred upon the Board of Directors by the Certificate of Incorporation, as amended, of the Company, a majority of the Board of Directors, at a meeting on June 9, 2004, approved and recommended an amendment to the Certificate of Incorporation of the Company, and

          Second: That shareholders owning 18,000,000 of the 30,788,483 shares of the Company's Common Stock issued and outstanding as of June 10, 2004, representing a majority in interest of all the issued and outstanding shares of the Corporation, approved by written consent, the adoption of the proposed amendment to the Certificate of Incorporation.

          Third: That the following amendment to Article I of the Amended Certificate of Incorporation was duly adopted in accordance with Section 242 of Title 8 of the General Corporation Law of the State of Delaware:

                                    ARTICLE  I

          The  name  of  the  corporation  is  CIRILIUM  HOLDINGS,  INC.


     IN WITNESS WHEREOF, the Company has caused this Certificate of Amendment of the Certificate of Incorporation to be executed this ____ day of July 2004.



                                       By:

                                          -----------------------------
                                          Robert  W.  Pearce,  President